UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2018

SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte, North Carolina	28208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (980)-221-3235
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On December 13, 2018, the Board of Directors of Sealed Air Corporation (the “Company”) approved the Reinvent SEE strategy designed to drive profitable growth and earnings power. The Company’s Reinvent SEE strategy focuses on four key initiatives - speed to market for new innovations, SG&A productivity, product cost efficiency, channel optimization and customer service enhancements.

As part of the Reinvent SEE strategy, the Board of Directors approved a new restructuring program with aggregate cost and cash restructuring payments expected to be in the range of $190 to $220 million. The restructuring program costs include: headcount related costs in the range of $110 to $125 million; other associated costs in the range of $70 to $85 million; and capital expenditures of approximately $10 million. The costs are expected to be incurred primarily in 2019 and 2020 and the cash restructuring payments are expected to be completed by 2021.
Statements in this item 2.05 relating to matters that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 reflecting the Company’s current view with respect to future events or objectives and financial or operational performance or results. The forward-looking statements contained herein include statements relating to the amount of costs and cash restructuring payments, and the expected timing for such costs and cash payments to be incurred. Actual events may differ materially from current expectations and are subject to a number of risks and uncertainties, including the actual cost of the restructuring actions, the ability to realize the expected cost savings within the anticipated time frame, and the other risks and uncertainties discussed in the Company’s periodic reports on Form 10-K and Form 10-Q and its current reports on Form 8-K filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of their initial issuance, and the Company does not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.
Item 7.01 Regulation FD Disclosure.

On December 13, 2018, the Company issued a press release announcing the Reinvent SEE strategy. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information included in this item 7.01, including Exhibit 99.1, is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Sealed Air Corporation dated December 13, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ William G. Stiehl
	Name:	William G. Stiehl
	Title:	Senior Vice President and Chief Financial Officer

Dated: December 13, 2018

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Sealed Air Corporation dated December 13, 2018